UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2021
BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrants As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Boston Properties, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership (the "Operating Partnership"), held its 2021 annual meeting of stockholders (the “2021 Annual Meeting”) in a virtual meeting format via live audio webcast on May 20, 2021. At the 2021 Annual Meeting, the stockholders of the Company approved the Boston Properties, Inc. 2021 Stock Incentive Plan (the “2021 Plan”). The 2021 Plan replaces the 2012 Stock Option and Incentive Plan (the “Prior Plan”).

The material features of the 2021 Plan are:

•The maximum number of shares of common stock reserved and available for issuance under the 2021 Plan is 5,400,000 shares less one (1) share for every one (1) share that was granted after March 4, 2021 under the Prior Plan. Following the effective date of the 2021 Plan, no awards may be granted under the Prior Plan;

•Shares of common stock underlying awards granted under the 2021 Plan or the Prior Plan that are forfeited, canceled or otherwise terminated (other than by exercise) will be added back to the shares of common stock available for issuance under the 2021 Plan and, with respect to “full-value” awards under the 2021 Plan or the Prior Plan, shares tendered or held back for taxes and shares previously reserved for issuance pursuant to such an award to the extent that such shares are not issued and are no longer issuable pursuant to such an award (e.g., in the event that a full-value award that may be settled in cash or by issuance of shares of common stock is settled in cash) will be added back to the shares available for issuance under the 2021 Plan;

•The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock units, restricted stock, unrestricted stock, dividend equivalent rights, cash-based awards and other equity-based awards (including LTIP Units, as defined in the agreement of limited partnership of the Operating Partnership) is permitted;

•Stock options may not be repriced and “underwater” stock options may not be exchanged for another award or cash without stockholder approval; and

•The term of the 2021 Plan is for ten years from the date of stockholder approval.

A description of the 2021 Plan can be found in the Company’s definitive proxy statement on Schedule 14A for the 2021 Annual Meeting that was filed with the Securities and Exchange Commission on April 5, 2021 (the “Proxy Statement”) in the section entitled “Proposal 3: Approval of the Boston Properties, Inc. 2021 Stock Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the 2021 Plan filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders
At the 2021 Annual Meeting, the stockholders of the Company were asked to (1) elect Kelly A. Ayotte, Bruce W. Duncan, Karen E. Dykstra, Carol B. Einiger, Diane J. Hoskins, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Owen D. Thomas, David A. Twardock and William H. Walton, III to the Company’s Board of Directors, (2) cast a non-binding, advisory vote on named executive officer compensation, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, (3) approve the 2021 Plan and (4) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

At the 2021 Annual Meeting, the stockholders elected all eleven director nominees, approved the advisory resolution on the compensation of the Company’s named executive officers, approved the 2021 Plan and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
The following is a statement of the number of votes cast for and against each director nominee and each other matter voted upon, as applicable. In addition, the following sets forth the number of abstentions and broker non-votes with respect to each director nominee and each other matter, as applicable.
Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Joel I. Klein	131,917,048	3,634,522	269,413	4,964,082
Kelly A. Ayotte	123,163,048	12,389,075	268,860	4,964,082
Bruce W. Duncan	133,350,682	2,200,221	270,080	4,964,082
Karen E. Dykstra	135,212,022	339,105	269,856	4,964,082
Carol B. Einiger	132,023,502	3,527,782	269,699	4,964,082
Diane J. Hoskins	134,908,171	642,584	270,228	4,964,082
Douglas T. Linde	134,024,686	1,526,912	269,385	4,964,082
Matthew J. Lustig	133,700,265	1,850,646	270,072	4,964,082
Owen D. Thomas	134,958,759	592,378	269,846	4,964,082
David A. Twardock	129,902,112	5,648,455	270,416	4,964,082
William H. Walton, III	135,077,725	473,253	270,005	4,964,082
Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
121,376,006	14,061,508	383,469	4,964,082
Proposal 3 - Boston Properties, Inc. 2021 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
129,617,853	5,847,853	355,277	4,964,082
Proposal 4 - Ratification of Appointment of PWC

For	Against	Abstain	Broker Non-Votes
135,479,702	5,111,718	193,645	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
*10.1	Boston Properties, Inc. 2021 Stock Incentive Plan.
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
*101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 20, 2021